August 30, 2005

LKCM International Fund

A series of LKCM Funds

Supplement to Prospectus
Dated May 1, 2005

Effective August 29, 2005, the International Fund (the “Fund”) no longer pursues its investment objective as part of a Master-Feeder Structure. This means that the Fund invests directly in individual securities of other issuers, instead of indirect investments in such securities through the TT EAFE Portfolio (the “Portfolio”). The Fund’s assets will be invested according to the investment policies and restrictions described in the Prospectus and Statement of Additional Information (together, the “Registration Statement”).

Therefore, any reference to the “Portfolio” in the Registration Statement is changed to the Fund as applicable. Additionally, effective August 29, 2005, TT International Investment Management (“TT International”) will continue managing the Fund as sub-adviser to the Fund pursuant to the Sub-Advisory Agreement which was activated at a special meeting of the Board of Trustees on July 8, 2005. The Fund’s investment objective, strategy, or restrictions have not changed.

The following changes are made to the Prospectus:

On page 1, the first paragraph of the description of the International Fund is replaced with the following, and all references to the “Portfolio” in the section are changed to reference the “International Fund”.:

The International Fund’s objective is total return in excess of the total return of the Morgan Stanley Capital International Europe, Australasia (i.e., Australia, New Zealand and neighboring islands in the South Pacific) and Far East (“MSCI EAFE”) Index. The Fund currently is sub-advised by TT International Investment Management (“TT International”).

On page 9 of the Prospectus, footnote 5 to the fees and expenses table is replaced by the following:

(5)	The Adviser has agreed to waive all or a portion of its management fee and/or reimburse the Small Cap Equity, Equity, Balanced, Fixed Income, and International Funds’ Other Expenses to limit the Total Annual Fund Operating Expenses to 1.00%, 0.80%, 0.80%, 0.65% and 1.20% respectively. The Adviser may choose to terminate its waivers or revise the limits on Total Annual Operating Expenses at any time. If the waivers or reimbursements were included in the calculation above, “Management Fees”, “Other Expenses” and “Total Net Annual Operating Expenses” would be as follows:

	Small Cap Equity Fund	Equity Fund	Balanced Fund	Fixed Income Fund	International Fund
Management Fees	0.75%	0.32%	0.00%	0.40%	0.03%
Other Expenses	0.21%	0.48%	0.80%	0.25%	1.17%
Total Net Annual Fund Operating Expenses	0.96%	0.80%	0.80%	0.65%	1.20%

On page 12-13 of the Prospectus, the first paragraph of the section describing the International Fund is deleted and reference to the “Portfolio” should be replaced with the “Fund”.

On page 14 of the Prospectus, the last paragraph under “Fund Management”, “Investment Adviser” is deleted.

On page 14 of the Prospectus, the section “Portfolio Adviser” is renamed” Sub-Adviser”, and the last paragraph is replaced by the following:

Pursuant to a Sub-Advisory Agreement (“Sub-Advisory Agreement”), the Advisor pays TT International a fee equal to an annual rate of 0.50% of the average daily net assets of the Fund allocated to the Sub-adviser’s management by the Adviser, which fee is to be calculated daily and paid quarterly. However, if the Adviser’s fee is reduced due to fee waivers by the Adviser in order to comply with expense limitations, the Sub-Adviser’s compensation shall be reduced by a proportionate amount; provided that in no event shall the Sub-Adviser be obligated to reimburse the Fund in order to satisfy such expense limitations. The Adviser has voluntarily agreed to waive all or a portion of its advisory fees and/or reimburse the International Fund’s other expenses.

On page 15 of the Prospectus, the section “Portfolio Managers”, all references to the “Portfolio” are changed to the “International Fund”.

The section entitled “Master-Feeder Structure” on page 22 and 23 of the Prospectus is removed in its entirety and replaced with the following:

The International Fund may in the future operate under a master/feeder structure. This means that the International Fund would be a “feeder” fund that attempts to meet its objective by investing all or a portion of its investable assets in a “master” fund with the same investment objective. The “master” fund would purchase securities for investment. If permitted by law at that time, the Board of Trustees may approve the implementation of such a structure for the International Fund without seeking shareholder approval. However, the Trustees’ decision will be made only if the investments in the master fund are in the best interests of the International Fund and their shareholders. In making that determination, the Trustees will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiencies. You also will receive 30 days notice prior to the implementation of the master/feeder structure.

Please retain this Supplement with your Prospectus.
The date of this Supplement is August 30, 2005.

August 30, 2005

LKCM International Fund

A series of LKCM Funds

Supplement to
Statement of Additional Information
Dated May 1, 2005

Effective August 29, 2005, the International Fund (the “Fund”) no longer pursues its investment objective as part of a Master-Feeder Structure. This means that the Fund invests directly in individual securities of other issuers, instead of indirect investments in such securities through the TT EAFE Portfolio (the “Portfolio”). The Fund’s assets will be invested according to the investment policies and restrictions described in the Prospectus and Statement of Additional Information (together, the “Registration Statement”).

Therefore, any reference to the “Portfolio” in the Registration Statement is changed to the Fund as applicable. Additionally, effective August 29, 2005, TT International Investment Management (“TT International”) will continue managing the Fund as sub-adviser to the Fund pursuant to the Sub-Advisory Agreement which was activated at a special meeting of the Board of Trustees on July 8, 2005. The Fund’s investment objective, strategy, or restrictions have not changed.

The following changes are made to the Statement of Additional Information:

On page B-1, the second paragraph under “Description of Shares and Voting Right” is hereby deleted.

On Page B-4 through B-6, references to the “Portfolio” are hereby deleted.

On page B-25 through B-28, all the information regarding Trustees and Officers of the Master Trust are hereby deleted.

On page B-36, the paragraph directly below the advisory fee table is hereby deleted.

On page B-38, the section entitled “Adviser to the Portfolio” is hereby retitled “Sub-Adviser” and replaced with the following:

TT International Investment Management (“TT International”), the sub-adviser to the International Fund, is a partnership controlled by Timothy A. Tacchi.

Pursuant to a Sub-Advisory Agreement (“Sub-Advisory Agreement”) entered into between the Adviser and TT International, TT International manages the securities of the Fund and makes investment decisions for the Fund subject to such policies as the Board of Trustees may determine. By its terms, the Sub-Advisory Agreement will continue in effect for so as long as such continuance is specifically approved at least annually by the Board of Trustees or by a vote of a majority of the outstanding voting securities of the Fund, and, in either case, by a majority of the Trustees who are not parties to the Sub-Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Sub-Advisory Agreement. The Sub-Advisory Agreement can be terminated, without penalty, on not more than 60 days’ written notice delivered or mailed by registered mail, postage prepaid, to the Sub-Adviser, and the Sub-Adviser may at any time, without the payment of any penalty, terminate this Agreement by not less than 90 days’ written notice delivered or mailed by registered mail, postage prepaid, to the Adviser. The Sub-Advisory Agreement automatically will terminate in the event of its assignment. The Advisor pays TT International a fee equal to an annual rate of 0.50% of the average daily net assets of the Fund allocated to the Sub-Adviser’s management by the Adviser, which fee is to be calculated daily and paid quarterly. However, if the Adviser’s fee is reduced due to fee waivers by the Adviser in order to comply with expense limitations, the Sub-Adviser’s compensation shall be reduced by a proportionate amount; provided that in no event shall the Sub-Adviser be obligated to reimburse the Fund in order to satisfy such expense limitations.

Since the International Fund had entered into a master-feeder structure, the Board determined annually to approve a Sub-Advisory Agreement with TT International. This Sub-Advisory Agreement permits TT International to manage the assets of the International Fund directly outside of a master-feeder structure. Accordingly, the Board determined that it was in the best interests of the International Fund to approve the Sub-Advisory Agreement again at its February 2005 meeting to provide the International Fund with the flexibility to manage the International Fund’s portfolio directly, rather than through the master-feeder structure.

Prior to August 29, 2005, the International Fund pursued its investment objective by operating under a master-feeder structure. As a consequence, the Fund invested all of its investable assets in the TT EAFE Portfolio (“Portfolio”) a series of TT International U.S.A. Master Trust, which has since liquidated. TT International was the investment advisor to the Portfolio. TT International was paid management fees in the following amounts for the three fiscal years ending December 31, 2002, 2003 and 2004:

Investment Advisory Fees (paid for fiscal years ended 12/31)
2002	2003	2004
$584,268	$365,073	$493,840

On page B-39, the section entitled “Portfolio Managers to the Portfolio” is hereby retitled “Portfolio Managers of the International Fund”

On Page B-42, the section “TT International”, references to the “Portfolio” are replaced with the “International Fund”. In addition, the following is added to the brokerage commission fee table:

Prior to August 29, 2005, the International Fund pursued its investment objective by operating under a master-feeder structure. As a consequence, the Fund invested all of its investable assets in the TT EAFE Portfolio (“Portfolio”) a series of TT International U.S.A. Master Trust, which will soon be liquidated. TT International was the investment advisor to the Portfolio. The Portfolio paid the following amounts in brokerage commissions for the past three fiscal years:

December 31, 2002	December 31, 2003	December 31, 2004
$926,525	$493,836	$652,713

On Page B-44, the section “Portfolio Turnover” the footnote to the portfolio turnover table is hereby replaced with the following:

* These represent portfolio turnover rates for the TT EAFE International Portfolio, of which the International Fund was a feeder in a master/feeder structure until August 29, 2005.

On Page B-44, the section “Custodian”, the two paragraphs are replaced with the following:

As custodian of the Funds’ assets, U.S. Bank, N.A., 425 Walnut Street, Cincinnati, OH 45202, has custody of all securities and cash of the Funds, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments, and performs other duties, all as directed by the officers of the Trust.

On Page B-45, the section “Administrator”, the following sentence is added to the end of the paragraph.

USBFS also acts as transfer agent, dividend-disbursing agent, and fund accountant for the Funds.

On Page B-45, the section “Sub-Administrator” is hereby deleted in its entirety.

On Page B-46, the section “Transfer Agent, Dividend-Disbursing Agent and Fund Accountant” is hereby deleted in its entirety.

On Page B-46, the section “Distributor” the second paragraph is hereby deleted in its entirety.

On Page B-51, the second paragraph in the section “Investments in Foreign Securities” is hereby replaced with the following:

If more than 50% of the value of the International Fund’s total assets at the close of any taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes it paid. Pursuant to any such election, the International Fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to:

On Page B-51, the second to last paragraph in the section “Investments in Foreign Securities” is hereby replaced with the following:

Each Fund may elect to “mark to market” its stock in any PFIC. “Marking-to-market,” in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over a Fund’s adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in income by the Fund for prior taxable years under the election (and under regulations proposed in 1992 that provided a similar election with respect to the stock of certain PFICs). A Fund’s adjusted basis in each PFIC’s stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

On Page B-52, the section “Taxation of the Portfolio” is hereby deleted in its entirety.

Please retain this Supplement with your Statement of Additional Information.
The date of this Supplement is August 30, 2005.